UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 25, 2008

SLM Funding LLC

(Exact name of registrant as specified in its charter)

SLM Student Loan Trust 2005-6

(Exact name of issuer as specified in its charter)

DELAWARE	333-103545 333-103545-04	61-1466416
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

12061 Bluemont Way

V3419

Reston, VA 20190

(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code: (703) 984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the remarketing of the SLM Student Loan Trust 2005-6 Reset Rate Class A-5B Notes (the “Notes”) on July 25, 2008, the following documents were executed and delivered by the respective parties thereto: (i) the remarketing agreement, dated as of July 14, 2008 (the “Remarketing Agreement”), among SLM Student Loan Trust 2005-6 (the “Issuer”), Sallie Mae, Inc., as administrator (in such capacity, the “Administrator”) and Credit Suisse Securities (USA) LLC, as a remarketing agent (“Credit Suisse”) relating to the addition of Credit Suisse as a remarketing agent to the original remarketing agreement, dated as of July 27, 2005 (the “Original Remarketing Agreement”), among the Issuer, the Administrator, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and Morgan Stanley & Co. Incorporated, (together, Merrill Lynch and Credit Suisse, as the “Remarketing Agents”), (ii) the remarketing agency agreement, dated as of July 15, 2008 (the “Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agents and (iii) the supplemental remarketing agency agreement, dated as of July 22, 2008 (the “Supplemental Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agents. The Original Remarketing Agreement was filed on August 1, 2005 and is incorporated herein by reference to Form 8-K, File No. 333-103545-04.

In addition, in connection with the remarketing of the Notes, the Omnibus Amendment No. 2, dated as of July 25, 2008 (the “Amendment”), among the Issuer, The Bank of New York Mellon Trust Company, National Association, as successor eligible lender trustee to The Bank of New York Trust Company, N.A. and Chase Bank USA, National Association (in such capacity, the “Eligible Lender Trustee”), Deutsche Bank Trust Company Americas, as indenture trustee (in such capacity, the “Indenture Trustee”), Sallie Mae, Inc., as servicer (in such capacity, the “Servicer”), the Administrator and SLM Funding LLC, as depositor (the “Depositor”) was executed and delivered by the respective parties thereto. The Amendment amended (i) the indenture, dated as of July 1, 2005 (the “Indenture”), among the Issuer, the Eligible Lender Trustee and the Indenture Trustee and (ii) the administration agreement, dated as of July 27, 2005 (the “Administration Agreement” and, together with the Indenture, the “Amended Agreements”), among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee. The Amended Agreements were originally filed on August 1, 2005 and are incorporated herein by reference to Form 8-K, File No. 333-103545-04.

The Amendment amended the Amended Agreements in order to establish a trust account to provide for interest payments to the class A-5B noteholders at the annualized stated reset rate of interest over the amount that would be payable by the Issuer if such class of notes bore an annualized interest rate equal to three-month LIBOR plus 0.75%.

In connection with the remarketing of the Notes, certain opinions of Shearman & Sterling LLP and McKee Nelson LLP relating to various tax matters and to the legality of the Notes are also attached.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

4.1	Omnibus Amendment No. 2, dated as of July 25, 2008, among the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Administrator and the Depositor and relating to the amendment of the Indenture and the Administration Agreement.

4.2	Indenture, dated as of July 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of July 27, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

5.1	Opinion of McKee Nelson LLP, dated July 25, 2008, with respect to legality.

8.1	Opinion of Shearman & Sterling LLP dated July 25, 2008 with respect to tax matters.

99.1	Remarketing Agreement, dated as of July 14, 2008, among the Issuer, the Administrator and Credit Suisse.

99.2	Original Remarketing Agreement, dated as of July 27, 2005, among the Issuer, the Administrator, Lehman, Merrill Lynch and Morgan Stanley.*

99.3	Remarketing Agency Agreement, dated as of July 15, 2008, among the Issuer, the Administrator and the Remarketing Agents.

99.4	Supplemental Remarketing Agency Agreement, dated as of July 22, 2008, among the Issuer, the Administrator and the Remarketing Agents.

*	Incorporated by reference to Form 8-K filed on August 1, 2005, File No. 333-103545-04.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2008	SLM STUDENT LOAN TRUST 2005-6

	By:	SLM FUNDING LLC

	By:	/s/ John F. Remondi
	Name:	John F. Remondi
	Title:	President and Chief Financial Officer

INDEX TO EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

4.1	Omnibus Amendment No. 2, dated as of July 25, 2008, among the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Administrator and the Depositor and relating to the amendment of the Indenture and the Administration Agreement.

4.2	Indenture, dated as of July 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of July 27, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

5.1	Opinion of McKee Nelson LLP, dated July 25, 2008, with respect to legality.

8.1	Opinion of Shearman & Sterling LLP dated July 25, 2008 with respect to tax matters.

99.1	Remarketing Agreement, dated as of July 14, 2008, among the Issuer, the Administrator and Credit Suisse.

99.2	Original Remarketing Agreement, dated as of July 27, 2005, among the Issuer, the Administrator, Lehman, Merrill Lynch and Morgan Stanley.*

99.3	Remarketing Agency Agreement, dated as of July 15, 2008, among the Issuer, the Administrator and the Remarketing Agents.

99.4	Supplemental Remarketing Agency Agreement, dated as of July 22, 2008, among the Issuer, the Administrator and the Remarketing Agents.

*	Incorporated by reference to Form 8-K filed on August 1, 2005, File No. 333-103545-04.

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